UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2017

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K that Carrizo Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 11, 2017, concerning the August 10, 2017 completion of the acquisition from ExL Petroleum Management, LLC and ExL Petroleum Operating Inc. of approximately 16,508 net acres located in the Delaware Basin in Reeves and Ward Counties, Texas (the “ExL Acquisition”), to include the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The combined statements of revenues and direct operating expenses of oil and gas properties acquired by the Company in the ExL Acquisition for the year ended December 31, 2016 (audited) and the six months ended June 30, 2017 (unaudited) and the related notes thereto, together with the report of Johnson, Miller & Co., CPA’s PC, independent public accounting firm, concerning the combined statement of revenues and direct operating expenses of oil and gas properties to be acquired by the Company for the year ended December 31, 2016 and the related notes, are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The oil and gas properties acquired by Carrizo Oil & Gas, Inc. in the ExL Acquisition had no revenues or expenses in 2015 and 2014 and, as a result, financial statements for such years are not included herein.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company giving effect to the ExL Acquisition is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Johnson, Miller & Co., CPA’s PC.

99.1	Combined Statements of Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by Carrizo Oil & Gas, Inc. for the year ended December 31, 2016 (audited) and the six months ended June 30, 2017 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Carrizo Oil & Gas, Inc. as of June 30, 2017 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2016 and the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer

Date: October 25, 2017